UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of report (Date of earliest event reported): January 23, 2004


                           COLE NATIONAL GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)



                    DELAWARE            33-66342      34-1744334
          (State or Other Jurisdiction(Commission    (IRS Employer
               of Incorporation)      File Number)Identification No.)



       1925 ENTERPRISE PARKWAY                                44087
       TWINSBURG, OHIO                                      (Zip Code)
       (Address of Principal Executive Offices)
       Registrant's telephone number, including area code:(330) 486-3100

                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events

On January 23, 2004, Cole National Corporation (the "Parent Company") entered into a definitive Agreement and Plan of Merger (the "Merger Agreement") with Luxottica Group S.p.A., an Italian corporation ("Luxottica") and Colorado Acquisition Corp., a Delaware corporation and an indirect wholly-owned subsidiary of Luxottica, pursuant to which Luxottica will acquire all of the outstanding shares of the Parent Company (the "Merger") for a cash purchase price of $22.50 per share. In connection with entering into the Merger Agreement, the Parent Company has entered into an Amendment No. 1 (the "Rights Agreement Amendment") to the Parent Company's 1999 Rights Agreement dated as of November 22, 1999, between the Parent Company and National City Bank, as Rights Agent.

A copy of the Merger Agreement is being furnished as Exhibit 99.1 hereto and is incorporated herein by reference. A copy of the Rights Agreement Amendment is being furnished as Exhibit 99.2 hereto and is incorporated herein by reference. A copy of the press release announcing the Merger is being furnished as Exhibit 99.3 hereto and is incorporated herein by reference. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibits and the information set forth therein and herein shall be deemed "furnished" and not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This summary is qualified in its entirety by reference to such exhibits.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits. The following exhibits are furnished with this Form 8-K:

99.1 Agreement and Plan of Merger among Cole National Corporation, Luxottica Group S.p.A. and Colorado Acquisition Corp., dated January 23, 2004 (filed as Exhibit 2.1 to Form 8-K, filed January 27, 2004 by Cole National Corporation, and incorporated herein by reference)

99.2 Amendment No. 1, dated as of January 23, 2004, to 1999 Rights Agreement, dated as of November 22, 1999, between Cole National Corporation and National City Bank, as Rights Agent (filed as Exhibit 4.2 to Form 8-K, filed January 27, 2004 by Cole National Corporation, and incorporated herein by reference)

99.3 Press release of Cole National Corporation, dated January 26, 2004 (filed as 99.1 to Form 8-K, filed January 27, 2004 by Cole National Corporation, and incorporated herein by reference)





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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          COLE NATIONAL GROUP, INC.
                          By: /s/ Lawrence E. Hyatt
                             --------------------------------------------------
                             Name:  Lawrence E. Hyatt
                             Title: Executive Vice President and Chief
                                      Financial Officer

Date:    January 27, 2004

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                                 EXHIBIT INDEX


EXHIBIT
NUMBER DESCRIPTION

99.1 Agreement and Plan of Merger among Cole National Corporation, Luxottica Group S.p.A. and Colorado Acquisition Corp., dated January 23, 2004 (filed as Exhibit 2.1 to Form 8-K, filed January 27, 2004 by Cole National Corporation, and incorporated herein by reference)

99.2 Amendment No. 1, dated as of January 23, 2004, to 1999 Rights Agreement, dated as of November 22, 1999, between Cole National Corporation and National City Bank, as Rights Agent (filed as Exhibit 4.2 to Form 8-K, filed January 27, 2004 by Cole National Corporation, and incorporated herein by reference)

99.3 Press release of Cole National Corporation, dated January 26, 2004 (filed as 99.1 to Form 8-K, filed January 27, 2004 by Cole National Corporation, and incorporated herein by reference)

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